Exhibit 10.2

                                 LOAN AGREEMENT

The Loan Agreement (hereinafter referred to as the "Agreement") shall be signed by both parties on November 28, 2009 in Beijing.

(1) Xiangtan Nicestar Business Administration Co., Ltd. (hereinafter referred to as the "Lender")

     Registered address: Huayuan Village, Shaoshan Town, Shaoshan City

(2)  Guangwen He (hereinafter referred to as the "Borrower")

     ID: 430124196807081491

The Lender and the Borrower shall be hereby respectively referred to as "one Party" and together as "both parties".

The Agreement is reached as below based on the negotiation between both parties to abide by.

1.   LOAN

1.1 The Lender hereby agrees to provide a loan of RMB 117,000,000 Yuan for the Borrower. Term of the loan is 10 years and can be further extended with both parties' approval.

1.2 The Lender agrees to remit a lump sum of the loan to the account appointed by the Borrower in 20 days upon receiving the Borrower's written notice on using the loan after all terms in Clause 2 of the Agreement are fully met and the Borrower shall issue a loan confirmation to the Lender on the same day receiving the loan above.

1.3 Both parties reach a consensus that the loan under the Agreement is free of interest.

2.   REPRESENTATIONS AND WARRANTIES

2.1 During the course of fulfilling the Agreement, the Borrower shall make the representations and warranties as below to the Lender.

     (a) The Borrower shall have the authority to sign and perform the Agreement.

     (b) The Borrower shall sign and perform the Agreement without violating related laws, regulations, governments' approvals, authorizations, notices or other government documents that bind on or have impact upon the Borrower. Moreover, the Borrower shall not undergo the breach of any agreement signed with any third Party or any undertaking made to any third Party. And

     (c) Once being signed, the Agreement shall have a legal and valid effect and enforceable against the Borrower.

2.2 The Lender shall make the representations and warranties below from the signing to termination of the Agreement.

     (a) The Lender is a limited liability company registered under related Chinese laws and legally existing in China.

     (b) The Lender shall have the right to sign and perform the Agreement. In addition, the Agreement signed and performed by the Lender shall comply with regulations of the Lender's articles of association or other organizational documents. To sign and perform the Agreement, the Lender has acquired necessary and proper approvals and authorization.

     (c) The Lender shall sign and perform the Agreement without violating laws, regulations, or governments' approvals, authorizations, notices or other documents that bind on or have an impact upon the Lender. Besides, the Lender shall not undergo the breach of any agreement signed with any third Party or any undertaking made to any third Party.

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
     (d) Once being the signed, the Agreement shall have a legal and valid effect and enforceable against the Lender.

     (e) The Lender has acquired necessary government's approval, authorization, business license, registration, filing, etc. to conduct business specified in the scope of the business license, and to possess its assets.

3.   LIABILITIES OF DEFAULT

     In event of failing to perform the repayment obligations in the Agreement, the Borrower shall pay 0.2/oo of the unpaid sum every day as the overdue interest till all loan principal, overdue interest and other payments are paid up.

4. CONFIDENTIALITY RESPONSIBILITY

     Both parties acknowledge and confirm that the Agreement and the content thereof, as well as any exchanged oral or written documents for preparing or fulfilling the Agreement are confidential information which may not be disclosed to any other parties without the prior written authorisation of the other Party except the followings: (a) any information known publicly; (b) any information disclosed required by applicable laws and regulations; or (c) any information disclosed by any of both parties to its legal or financial advisers in terms of transactions specified in this Agreement. Disclosure by any Party's personnel or invited institutes shall be deemed as the disclosure by this Party who shall be liable for the breach in light of the Agreement.

5. APPLICABLE LAW AND DISPUTE RESOLUTIONS

5.1 The Agreement shall be made, validated, interpreted, performed, revised and terminated and the disputes shall be resolved in conformance with related Chinese laws.

5.2 Both parties shall resolve any dispute arising from interpreting and performing the Agreement based on friendly negotiations at first within 30 days upon sending a written notice by one Party to the other, which, if a failure, shall be hereafter presented by any of both parties to China International Economic and Trade Arbitration Commission for arbitral settlement in accordance with currently valid arbitration rules in Beijing. The arbitration award shall be final and binding on both parties.

5.3 In case of any dispute arising from interpreting and fulfilling the Agreement or during the arbitration on any dispute, both parties shall continue to exercise other rights and fulfill other respective obligations under the Agreement except for those items in dispute.

6. OTHERS

6.1 The Agreement shall take effect as of the date of signing by both parties and expire after both parties have fully fulfilled respective obligations under the Agreement.

6.2 Original copy of the Agreement shall be in duplicate. Each Party shall take one copy with each equally valid

6.3 Both parties can revise and supplement the Agreement through written agreements. Revised agreements and/or complementary agreements in connection with the Agreement shall be regarded as an indispensable part of the Agreement and have the same legal effect.

6.4 Any invalid clause under the Agreement shall not affect the validity of other clauses of the Agreement.

(No text on this page. This page is reserved for both parties to sign the Loan Agreement here.)

Lender: Xiangtan Nicestart Business Administration Co., Ltd.

Authorized representative: /s/ Guangwen He

Date: November 28, 2009

Borrower: Guangwen He

Signature: /s/ Guangwen He

Date: November 28, 2009

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
                                 LOAN AGREEMENT

The Loan Agreement (hereinafter referred to as the "Agreement") shall be signed by both parties on November 28, 200 in Beijing.

(1) Xiangtan Nicestar Business Administration Co., Ltd. (hereinafter referred to as the "Lender")

     Registered address: Huayuan Village, Shaoshan Town, Shaoshan City

(2)  Yabin Zhong (hereinafter referred to as the "Borrower")

     Address: 43012419660828144X

The Lender and the Borrower shall be hereby respectively referred to as "one Party" and together as "both parties".

The Agreement is reached as below based on the negotiation between both parties to abide by.

1. LOAN

1.4 The Lender hereby agrees to provide a loan of RMB 13,000,000 Yuan for the Borrower. Term of the loan is 10 years and can be further extended with both parties' approval.

1.5 The Lender agrees to remit a lump sum of the loan to the account appointed by the Borrower in 20 days upon receiving the Borrower's written notice on using the loan after all terms in Clause 2 of the Agreement are fully met and the Borrower shall issue a loan confirmation to the Lender on the same day receiving the loan above.

1.6 Both parties reach a consensus that the loan under the Agreement is free of interest.

2. REPRESENTATIONS AND WARRANTIES

2.1 During the course of fulfilling the Agreement, the Borrower shall make the representations and warranties as below to the Lender.

(a)  The Borrower shall have the right to sign and fulfill the Agreement.

(b) The Borrower shall sign and fulfill the Agreement without violating related laws, regulations, governments' approvals, authorizations, notices or other government documents that bind on or have impact upon the Borrower. Moreover, the Borrower shall not undergo the breach of any agreement signed with any third Party or any undertaking made to any third Party. And

(c) Once being signed, the Agreement shall exert a legal and valid effect featured by legal enforcement onto the Borrower.

2.2 The Lender shall make the representations and warranties below from the signing to termination of the Agreement.

(a) The Lender is a limited liability company registered in terms of related Chinese laws and legally existing in China.

(b) The Lender shall have the right to sign and perform the Agreement. In addition, the Agreement signed and performed by the Lender shall comply with regulations of the Lender's corporate articles or other organizational documents. To sign and perform the Agreement, the Lender has acquired necessary and proper approvals and authorization.

(c) The Lender shall sign and perform the Agreement without violating laws, regulations, or governments' approvals, authorizations, notices or other documents that bind on or have an impact upon the Lender. Besides, the Lender shall not undergo the breach of any agreement signed with any third Party or any undertaking made to any third Party.

(d) Once being the signed, the Agreement shall exert a legal and valid effect featured by legal enforcement onto the Lender.

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
(e) The Lender has acquired necessary government's approval, authorization, business license, registration, filing, etc. to conduct business specified in the scope of the business license, and to possess its assets.

3.  LIABILITIES OF DEFAULT

     In event of failing to fulfill the repayment obligations in the Agreement, the Borrower shall pay 0.2/oo of the unpaid sum every day as the overdue interest till all loan principal, overdue interest and other payments are paid up..

4. CONFIDENTIALITY RESPONSIBILITY

     Both parties acknowledge and confirm that the Agreement and the content thereof, as well as any exchanged oral or written documents for preparing or fulfilling the Agreement are confidential information which may not be disclosed to any other parties without the prior written authorisation of the other Party except the followings: (a) any information known publicly; (b) any information disclosed required by applicable laws and regulations; or (c) any information disclosed by any of both parties to its legal or financial advisers in terms of transactions specified in this Agreement. Disclosure by any Party's personnel or invited institutes shall be deemed as the disclosure by this Party who shall be liable for the breach in light of the Agreement.

5. APPLICABLE LAW AND DISPUTE RESOLUTIONS

5.1 The Agreement shall be made, validated, interpreted, performed, revised and terminated and the disputes shall be resolved in conformance with related Chinese laws.

5.2 Both parties shall resolve any dispute arising from interpreting and fulfilling the Agreement based on friendly negotiations at first within 30 days upon sending a written notice by one Party to the other, which, if a failure, shall be hereafter presented by any of both parties to China International Economic and Trade Arbitration Commission for arbitral settlement in accordance with currently valid arbitration rules in Beijing. The arbitration award shall be final and binding on both parties.

5.3 In case of any dispute arising from interpreting and fulfilling the Agreement or during the arbitration on any dispute, both parties shall continue to exercise other rights and fulfill other respective obligations under the Agreement except for those items in dispute.

6. OTHERS

6.5 The Agreement shall take effect as of the date of signing by both parties and expire after both parties have fully fulfilled respective obligations under the Agreement.

6.6 Original copy of the Agreement shall be in duplicate. Each Party shall take one copy with each equally valid

6.7 Both parties can revise and supplement the Agreement through written agreements. Revised agreements and/or complementary agreements in connection with the Agreement shall be regarded as an indispensable part of the Agreement and have the same legal effect.

6.8 Any invalid clause under the Agreement shall not affect the validity of other clauses of the Agreement.

(No text on this page. This page is reserved for both parties to sign the Loan Agreement here.)

Lender: Xiangtan Nicestart Business Administration Co., Ltd.

Authorized representative: /s/ Guangwen He

Date: November 28, 200

Borrower: Yabin Zhong

Signature: /s/ Yabin Zhong

Date: November 28, 200

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